SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2004

Max Re Capital Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-33047	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Max Re House, 2 Front Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 296-8800

ITEM 5.	Other Events and Required FD Disclosure

On January 30, 2004, the Registrant issued two news releases filed herewith as Exhibits 99.1 and 99.2, each of which is incorporated by reference herein.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

99.1	News Release of Max Re Capital Ltd., dated January 30, 2004.

99.2	News Release of Max Re Capital Ltd., dated January 30, 2004

99.3	News Release of Max Re Capital Ltd., dated February 2, 2004

ITEM 12.	Results of Operations and Financial Condition.

On February 2, 2004, the Registrant issued a news release filed herewith as Exhibit 99.3, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd. (Registrant)

Date: February 2, 2004	/s/ Robert J. Cooney

Name: Robert J. Cooney
Title: President and Chief Executive Officer